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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Steven A. Odom and Mark A. Gergel as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of World Access, Inc. to which this Power of Attorney is attached as an Exhibit, filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

             This 9th day of December, 1998.


                                                     /s/ Stephen J. Clearman
                                                     ---------------------------
                                                     Stephen J. Clearman


                                                     /s/ Martin D. Kidder
                                                     ---------------------------
                                                     Martin D. Kidder


                                                     /s/ Mark A. Gergel
                                                     ---------------------------
                                                     Mark A. Gergel


                                                     /s/ Steven A. Odom
                                                     ---------------------------
                                                     Steven A. Odom


                                                     /s/ John D. Phillips
                                                     ---------------------------
                                                     John D. Phillips


                                                     /s/ Stephen E. Raville
                                                     ---------------------------
                                                     Stephen E. Raville


                                                     /s/ Hensley E. West
                                                     ---------------------------
                                                     Hensley E. West








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